UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ribbon Communications Inc. (the “Company”) held its annual meeting of stockholders on May 28, 2025 (the “Annual Meeting”). At the Annual Meeting, as described under Item 5.07 below, the Company’s stockholders approved the Ribbon Communications Inc. 2025 Incentive Award Plan (the “Plan”).

The Plan had previously been approved by the Company’s Board of Directors subject to stockholder approval.  Under the Plan, the Company may grant awards with respect to up to 14,000,000 shares of its common stock, plus 2,180,307 shares of its common stock previously reserved for issuance under the Company’s Amended and Restated 2019 Incentive Award Plan, as further amended (the “2019 Plan”) that remain available for grant as of February 19, 2025, plus that number of shares of its common stock subject to awards granted previously under its Amended and Restated Stock Incentive Plan, its 2008 Stock Incentive Plan, its 2012 Amended Performance Technologies, Incorporated Omnibus Incentive Plan and its 2019 Plan, which become available after February 19, 2025 for grant under the Plan as a result of such outstanding awards expiring or terminating or being cancelled or forfeited for any other reason pursuant to the terms of the Company’s prior equity compensation plans (subject in each case to adjustments in the event of stock splits and other similar events). Awards can be granted under the Plan to its employees, officers, and non-employee directors, as well as its consultants and advisors.  The Plan provides for the grant of restricted stock units (including, without limitation, performance stock units), stock options, stock appreciation rights, restricted stock, and other stock- or cash-based awards.

The provisions of the Plan are described further in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 14, 2025 (the “Proxy Statement”) under “Proposal 5 — Adoption of the Ribbon Communications Inc. 2025 Incentive Award Plan.”  The foregoing summary of the Plan is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, as described below under Item 5.07 below, the stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) to increase the number of authorized shares of its common stock, par value $0.0001 per share, by 150 million shares to a total of 390 million shares (the “Amendment”). The Amendment became effective on May 29, 2025 as set forth in the Company’s Certificate of Amendment to the Restated Certificate of Incorporation filed with the Secretary of State of Delaware (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted upon the matters listed below. A total of 167,803,052 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 95% of the Company’s outstanding common stock as of the April 4, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Proxy Statement.

Item 1 – Election of eight directors for a term of office expiring on the date of the annual meeting of stockholders in 2026 and until their respective successors have been duly elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
R. Stewart Ewing, Jr.	150,243,162	867,374	599,004	16,093,512
Bruns H. Grayson	149,147,046	1,963,000	599,494	16,093,512
Beatriz V. Infante	150,366,044	741,289	602,207	16,093,512
Scott Mair	150,426,318	682,818	600,404	16,093,512
Bruce W. McClelland	150,303,195	793,021	613,324	16,093,512
Shaul Shani	146,017,154	4,888,361	804,025	16,093,512
Richard W. Smith	146,195,852	4,913,234	600,454	16,093,512
Tanya Tamone	150,223,758	589,887	895,895	16,093,512

All of the nominees named above were elected, having received more votes cast “for” their election than “against” their election.

Item 2 – Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	165,514,680
Votes Against	1,286,156
Abstentions	1,002,216

Based on the foregoing vote, Item 2 was approved.

Item 3 – The non-binding advisory vote on the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis” section and the accompanying compensation tables and related narratives contained in the Proxy Statement.

Votes For	149,692,834
Votes Against	1,182,807
Abstentions	833,899
Broker Non-Votes	16,093,512

Based on the foregoing vote, Item 3 was approved.

The Compensation Committee and the Board of Directors of the Company will consider the outcome of the advisory vote when making future compensation decisions relating to the compensation paid to the Company’s named executive officers.

Item 4 – Approval of an amendment to the Company’s Restated Certificate of Incorporation, to increase the number of authorized shares of its common stock, par value $0.0001 per share, by 150 million shares to 390 million shares.

Votes For	164,284,641
Votes Against	2,550,552
Abstentions	967,859

Based on the foregoing vote, Item 4 was approved.

Item 5 – Adoption of the Ribbon Communications Inc. 2025 Incentive Award Plan.

Votes For	133,544,430
Votes Against	14,425,105
Abstentions	3,740,005
Broker Non-Votes	16,093,512

Based on the foregoing vote, Item 5 was approved.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation, effective as of May 29, 2025.
10.1	Ribbon Communications Inc. 2025 Incentive Award Plan (incorporated by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2025).
10.2	Form of Restricted Stock Unit Award Agreement (Time-Based Vesting) for Awards Granted under the 2025 Incentive Award Plan.
10.3	Form of Restricted Stock Unit Award Agreement (Performance-Based Vesting) for Awards Granted under the 2025 Incentive Award Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	Ribbon Communications Inc.

	By:	/s/ Patrick Macken
		Name:	Patrick W. Macken
		Title:	Executive Vice President, Chief Legal Officer and Secretary